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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14A-101)

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ] Definitive Additional Materials               Commission Only (as permitted)
[X] Soliciting Material Pursuant to               by Rule 14a-6(e)(2)
    Rule 14a-11(c) or Rule 14a-12


                            THE PIONEER GROUP, INC.
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                (Name of Registrant as Specified In Its Charter)



                         LENS INVESTMENT MANAGEMENT, LLC
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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58531.0014

FOR IMMEDIATE RELEASE

CONTACT
Timothy Holland
Alan Towers Associates, Inc.
212-354-6942
timothyholland@towerspr.com
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                  LENS OFFERS FOUR CANDIDATES FOR PIONEER BOARD
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                        - CALLS FOR COMPANY TO BE SOLD -

Portland, Me., February 23, 2000 - Lens Investment Management, LLC, the activist investment firm, has filed a preliminary proxy statement with the Securities and Exchange Commission in connection with the 2000 Annual Meeting of Pioneer Group, Inc., (NASDAQ: PIOG). Lens called for the sale of Pioneer and the election of its four nominees to Pioneer's Board of Directors to advocate for the successful sale of the company. Pioneer's 2000 Annual Meeting is scheduled to be held on May 16 at 9:30 AM at the offices of Hale and Dorr in Boston, Massachusetts.

In its preliminary proxy statement, Lens also detailed what it considers to be Pioneer's misguided management decisions and ongoing poor financial performance. The filing explained why Lens believes a sale of the company now represents the best option for maximizing shareholder value. The Lens preliminary proxy statement can be found at the SEC's website, www.sec.gov. Lens and its affiliates, which manage in excess of $400 million of capital, own approximately 4.1% of Pioneer's outstanding common stock.

Lens's candidates for Pioneer's Board of Directors are:

o    John P. M. Higgins
o    Robert B. Holmes
o    Robert A. G. Monks
o    Richard A. Bennett

Biographies for the candidates are attached.

                                     (MORE)

LENS OFFERS FOUR CANDIDATES FOR PIONEER BOARD/PAGE 2

Lens Investment Management, LLC is an activist investment management firm that invests in companies it believes are underperforming despite strong underlying values and susceptible to increased value through shareholder activism. Its founder and Chairman Robert A. G. Monks is an internationally recognized authority on corporate governance and a pioneering activist investor.

                         CERTAIN ADDITIONAL INFORMATION
                         ------------------------------

The persons issuing this press release (the "Participants") have filed a preliminary proxy statement with the Securities and Exchange Commission in connection with a solicitation of proxies with respect to Pioneer. The Participants advise all Pioneer stockholders to read the preliminary proxy statement because it contains important information, including the identities of the Participants and a description of their interests. The preliminary proxy statement is available at no charge on the SEC's website at http://www.sec.gov.

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               ATTACHMENT
                                       BIOGRAPHIES OF LENS'S CANDIDATES
                                                 PAGE 1 OF 2


NAME, BUSINESS                     PRESENT PRINCIPAL OCCUPATION AND PRINCIPAL
ADDRESS AND AGE                      OCCUPATIONS DURING LAST FIVE (5) YEARS;
---------------                                   DIRECTORSHIPS
                                   -----------------------------------------

John P.M. Higgins                Principal in and President and Chief Investment
c/o Lens Investment              Officer of Lens (engaged primarily in the
  Management, LLC                investment management and investment advisory
45 Exchange Street               businesses) since 1992; Director and President
Portland, ME 04101               of Ram (engaged primarily in the investment
Age 51.                          management and investment advisory businesses)
                                 since 1991; Alternate Director of Hermes Lens
                                 Asset Management Ltd. (an investment management and investment advisory business) since 1998;
                                 Director and Chairman of the Executive
                                 Committee of Atlantic Bank, N.A. (a national bank) from 1994 to 1997; Vice President of and responsible for cross border mergers and acquisitions for Banque de Gestion Privee (a
                                 French merchant bank) from 1987 to 1990; Vice
                                 President in charge of investments for Lambert
                                 Brussels Capital Corp. (a financial services company) from 1985 to 1987.

Robert B. Holmes                Principal in and Investment Committee Member
c/o Lens Investment             for Lens since 1992; Director of Dayton
  Management, LLC               Superior Corp. (a manufacturer of accessories
45 Exchange Street              used in concrete construction and paving) since
Portland, ME 04101              1996; Advisory Director of Ripplewood Holdings,
Age 68.                         L.L.C. (a manager of private equity funds and
                                other private investments) since 1995; advisor to Nihon Nosan Koygo K.K. (a grain and food products company) since 1998; Director of Mitsubishi International Corp. (a worldwide trading company) since 1990 and consultant since 1994; Director and Chairman of the Audit
                                Committee of Atlantic Bank, N.A. from
                                1994-1997; private investor.


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

               ATTACHMENT
                                       BIOGRAPHIES OF LENS'S CANDIDATES
                                                 PAGE 2 OF 2



NAME, BUSINESS                     PRESENT PRINCIPAL OCCUPATION AND PRINCIPAL
ADDRESS AND AGE                      OCCUPATIONS DURING LAST FIVE (5) YEARS;
---------------                                   DIRECTORSHIPS
                                   -----------------------------------------

Robert A.G. Monks               Principal in and participant in the management
c/o Lens Investment             of Lens since 1990; Director of Ram since 1989;
  Management, LLC               Director of Hermes Lens Asset Management Ltd.
45 Exchange Street              since 1998; Chairman of the Board of the Boston
Portland, ME 04101              Company (a bank holding company), and its
Age 66                          wholly-owned subsidiary Boston Safe Deposit and
                                Trust Co. from 1979 to 1981 and a member of the Board of Directors thereof from 1975 to 1979;
                                Principal in Gardner Associates (a money manger) from 1965 to 1967; Director of Tyco
                                International Ltd. (a diversified manufacturing and service company) from 1985 to 1994; private investor.

Richard A. Bennett              Director of Governance for Lens since 1997;
c/o Lens Investment             Maine State Senator since 1996; proprietor of
Management, LLC                 the Bennett Development Company (a research and
45 Exchange Street              public affairs consulting business) since 1992;
Portland, ME 04101              sales manager of Burlington Homes of Maine,
Age 36                          Inc. (a manufactured housing business) from
                                1995 to 1996.


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